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                                                                    Exhibit 31.2

                                  CERTIFICATION

     I, Dennis M. Apfel, certify that:

1. I have reviewed this annual report on Form 10-KSB/A of FragranceNet.com, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated:   June 27, 2005
                                          /s/  Dennis M. Apfel
                                          --------------------------------------
                                          Dennis M. Apfel
                                          Chairman, Chief Executive Officer and
                                          Chief Financial Officer